UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

ASSET ENTITIES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 24, 2024, Asset Entities Inc., a Nevada corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an investor (the “Investor”) for the issuance and sale of up to 330 shares of the Company’s newly designated Series A Convertible Preferred Stock, $0.0001 par value per share (“Series A Preferred Stock”), for maximum gross proceeds of $3,000,000. The shares of the Series A Preferred Stock are convertible into shares of Class B Common Stock, $0.0001 par value per share, of the Company (“Class B Common Stock”). Pursuant to the Purchase Agreement, the Company is required to issue and sell 165 shares of Series A Preferred Stock at each of two closings subject to the satisfaction of the terms and conditions for each closing. The first closing (the “First Closing”) occurred on May 24, 2024 for the issuance and sale of 165 shares of Series A Preferred Stock for gross proceeds of $1,500,000. The second closing (the “Second Closing”), for the issuance and sale of 165 shares of Series A Preferred Stock for gross proceeds of $1,500,000, will occur on the first business day on which the conditions specified in the Purchase Agreement for the Second Closing are satisfied or waived, including the filing and effectiveness of the Registration Statement (as defined below) and the effectiveness of the Stockholder Consent (as defined below).

In connection with the Purchase Agreement, the Company agreed to provide certain registration rights to the Investor, pursuant to a registration rights agreement, dated as of May 24, 2024 (the “Registration Rights Agreement”). The Registration Rights Agreement provides for the registration for resale of any and all shares of Class B Common Stock issuable to the Investor with respect to the Series A Preferred Stock under the Purchase Agreement (the “Registrable Conversion Shares”). Within the later of 15 calendar days of the First Closing or May 24, 2024, the Company must file a registration statement for the offer and resale of the maximum number of Registrable Conversion Shares permitted to be covered under SEC rules (the “First Registration Statement”). The First Registration Statement must be declared effective within 45 days of the First Closing, or 90 days if the First Registration Statement receives a review. If an additional registration statement must be filed to cover the resale of Registrable Conversion Shares that were not permitted to be included in the First Registration Statement, the Company must file an additional registration statement (the “Second Registration Statement”) within 15 days of the Second Closing for the maximum number of Registrable Conversion Shares permitted to be covered under SEC rules. The Second Registration Statement must be declared effective within 45 days of the Second Closing, or 90 days if the Second Registration Statement receives a review. In the event the number of shares of Class B Common Stock available under the First Registration Statement and the Second Registration Statement is insufficient to cover all of the Registrable Conversion Shares, the Company will be required to file at least one additional registration statement (each of such additional registration statement, the First Registration Statement, and the Second Registration Statement, and collectively, the “Registration Statement”) within 14 days of the date that the necessity arises and that such additional Registration Statement may be filed under SEC rules to cover such Registrable Conversion Shares up to the maximum permitted to be covered under SEC rules, which must be made effective within 45 days of such date, or 90 days if such additional Registration Statement receives a review. Any failure to meet the filing deadline for either the First Registration Statement or the Second Registration Statement (“Filing Failure”) will result in liquidated damages of 100,000 shares of Class B Common Stock. Any failure to meet the effectiveness deadline for any Registration Statement (“Effectiveness Failure”) will result in liquidated damages of 100,000 shares of Class B Common Stock. Each of the shares issuable upon a Filing Failure or an Effectiveness Failure must also be covered by a Registration Statement to the same extent as the Registrable Conversion Shares. The Company will be required to use its best efforts to keep each Registration Statement effective until all such shares of Class B Common Stock are sold or may be sold without restriction pursuant to Rule 144, and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The Purchase Agreement and Registration Rights Agreement are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and the description in this Current Report on Form 8-K of terms of the Purchase Agreement and Registration Rights Agreement is qualified in its entirety by reference to such exhibits.

Terms of Series A Convertible Preferred Stock under Certificate of Designation and Securities Purchase Agreement

Pursuant to the Purchase Agreement, on May 24, 2024, the Company filed a Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Nevada designating 660 shares of the Company’s Preferred Stock, $0.0001 par value per share, as “Series A Convertible Preferred Stock,” and setting forth the voting and other powers, preferences and relative, participating, optional or other rights of the Series A Preferred Stock. Each share of Series A Preferred Stock has an initial stated value (“Stated Value”) of $10,000 per share.

The Series A Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all capital stock of the Company unless the holders of the majority of the outstanding shares of Series A Preferred Stock consent to the creation of other capital stock of the Company that is senior or equal in rank to the Series A Preferred Stock.

Holders of Series A Preferred Stock will be entitled to receive cumulative dividends, in shares of Class B Common Stock or cash on the Stated Value at an annual rate of 6% (which will increase to 12% if a Triggering Event (as defined in the Certificate of Designation) occurs. Dividends will be payable upon conversion of the Series A Preferred Stock or upon any redemption.

Holders of Series A Preferred Stock will be entitled to convert shares of Series A Preferred Stock into a number of shares of Class B Common Stock determined by dividing the Stated Value (plus any accrued but unpaid dividends and other amounts due, unless paid by the Company in cash) by the conversion price of the Series A Preferred Stock (the “Conversion Price”). The initial Conversion Price is $0.75, subject to adjustment including adjustments due to full-ratchet anti-dilution provisions. Holders may elect to convert shares of Series A Preferred Stock to Class B Common Stock at an alternate Conversion Price equal to 85% (or 70% if the Company’s Class B Common Stock is suspended from trading on or delisted from a principal trading market or upon occurrence of a Triggering Event) of the average lowest daily volume weighed average price of the Class B Common Stock during the Alternate Conversion Measuring Period (as defined in the Certificate of Designation).

A holder of Series A Preferred Stock may not convert the Series A Preferred Stock into Class B Common Stock to the extent that such conversion would cause such holder’s beneficial ownership of Class B Common Stock to exceed 4.99% of the outstanding Class B Common Stock, which may be increased by the holder to up to 9.99% upon no fewer than 61 days’ prior notice. In addition, the Company may not issue shares of Class B Common Stock upon conversion of the Series A Preferred Stock at less than the Minimum Price (as such term is defined in Nasdaq Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”)) in an amount exceeding 19.99% of the outstanding common stock, $0.0001 par value per share (“common stock”), as of the date of the Certificate of Designation, which number of shares shall be reduced, on a share-for-share basis, by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the Certificate of Designation under applicable rules of Nasdaq, including Nasdaq Listing Rule 5635(d) (the “Exchange Limitation”), or less than a separate floor price of $0.0855 per share regardless of whether the Exchange Limitation has been reached (the “Floor Price”), until stockholder approval is obtained and effective for such issuances in excess of the Exchange Limitation in accordance with the requirements described immediately below (the “Stockholder Consent”). The Purchase Agreement requires that the Company obtain the prior written consent of the requisite stockholders to obtain the approval of such number of the holders of the outstanding shares of the Company’s voting securities as required by its Bylaws and the Nevada Revised Statutes, to ratify and approve all of the transactions contemplated by the Transaction Documents (as defined therein), including the issuance of all of the shares of Series A Preferred Stock and shares of Class B Common Stock issuable upon conversion of such shares pursuant to the Purchase Agreement, all as may be required by the applicable rules and regulations of The Nasdaq Capital Market tier of Nasdaq (or any successor entity). The Purchase Agreement and the Certificate of Designation require that the Company file a Preliminary Information Statement on Schedule 14C with the Securities and Exchange Commission (the “SEC”) within 10 days of the date of the First Closing followed by the filing of a Definitive Information Statement on Schedule 14C with the SEC within 20 days of the date of the First Closing, or within 45 days of the date of the First Closing if delayed due to a court or regulatory agency, which shall disclose the Stockholder Consent. In accordance with the rules of the SEC, the Stockholder Consent will become effective 20 days after the Definitive Information Statement is sent or given in accordance with SEC rules. Prior to such date of effectiveness, if the applicable Conversion Price is lower than the Minimum Price or the Floor Price, then, upon any conversion of any shares of Series A Preferred Stock, the Stated Value will automatically be increased by an amount equal to the product obtained by multiplying (A) the higher of (I) the highest price that the Class B Common Stock trades at on the Trading Day (as defined below) immediately preceding the conversion date and (II) the applicable Conversion Price and (B) the difference obtained by subtracting (I) the number of shares of Class B Common Stock delivered (or to be delivered) to the holder on the applicable conversion date with respect to such conversion of Series A Preferred Stock from (II) the quotient obtained by dividing (x) the applicable value of the Series A Preferred Stock being converted that the holder has elected to be the subject of the applicable conversion of Series A Preferred Stock, by (y) the applicable Conversion Price. A similar requirement to obtain the Stockholder Consent is also provided for under the Purchase Agreement.

If the closing price of the Class B Common Stock falls below $0.75 per share, the holder’s total sales of Class B Common Stock will be restricted. The holder can sell either the greater of $25,000 per Trading Day or 15% of the daily trading volume of the Class B Common Stock reported by Bloomberg, LP, until the closing price exceeds $0.75. “Trading Day” is defined as a day on which the principal trading market for the Class B Common Stock is open for trading for at least six hours.

The Series A Preferred Stock will automatically convert to Class B Common Stock upon the 24-month anniversary of the initial issuance date of the Series A Preferred Stock.

The Company will have the right at any time to redeem all or any portion of the Series A Preferred Stock then outstanding at a price equal to 110% of the Stated Value plus any accrued but unpaid dividends and other amounts due.

Holders of the Series A Preferred Stock will generally have the right to vote on an as-converted basis with the Class B Common Stock, subject to the beneficial ownership limitation set forth in the Certificate of Designation.

The Company may not sell securities in a financing transaction while the Investor beneficially owns any of the Series A Preferred Stock or the common stock until the end of the 30-day period following the initial date of the effectiveness of the First Registration Statement or during any Alternate Conversion Measuring Period. In addition, the Company may not file any other registration statement or any offering statement under the Securities Act, other than a registration statement on Form S-8 or supplements or amendments to registration statements that were filed and effective as of the date of the Purchase Agreement, unless each Registration Statement is effective and the respective prospectus is available for use, or the shares of Series A Preferred Stock and underlying shares of common stock that must be included in each Registration Statement under the Registration Rights Agreement may be resold without limitation under Rule 144.

The Certificate of Designation is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the description in this Current Report on Form 8-K of terms of the Certificate of Designation is qualified in its entirety by reference to such exhibit.

Placement Agent Compensation

In connection with each closing under the Purchase Agreement, pursuant to the engagement letter agreement between the Company and Boustead Securities, LLC (“Boustead”), dated November 29, 2021 (the “Boustead Engagement Letter”), and the underwriting agreement between the Company and Boustead, as representative of the underwriters of the Company’s initial public offering, dated February 2, 2023 (the “Underwriting Agreement”), the Company is required to pay Boustead a fee equal to 7% of the aggregate purchase price and a non-accountable expense allowance equal to 1% of the aggregate purchase price for the Series A Preferred Stock. On the date of the First Closing, the Company therefore paid Boustead a total amount of $120,000, and will be required to pay Boustead a total amount of $120,000 on the date of the Second Closing. In addition, on the date of the First Closing, the Company was required to issue a placement agent warrant to Boustead for the purchase of 154,000 shares of Class B Common Stock, equal to 7% of the number of the shares of Class B Common Stock that may be issued upon conversion of the shares of Series A Preferred Stock sold at the First Closing, subject to the Exchange Limitation until the Stockholder Consent becomes effective. If and when the Second Closing occurs, the Company will be required to issue an additional placement agent warrant to Boustead for the purchase of 154,000 shares of Class B Common Stock, equal to 7% of the number of shares of Class B Common Stock that may be issued upon conversion of the shares of Series A Preferred Stock sold at the Second Closing. Each such placement agent warrant will have an exercise price of $0.75. In addition, the Company must issue 7,000 shares of Class B Common Stock to Boustead upon the occurrence of each Filing Failure and each Effectiveness Failure. Notwithstanding certain provisions in the Boustead Engagement Letter, the placement agent warrants will not contain piggyback registration rights and will not contain anti-dilution provisions for future stock issuances, etc., at a price or at prices below the exercise price per share, or provide for automatic exercise immediately prior to expiration.  The placement agent warrants and the underlying shares may be deemed to be compensation by the Financial Industry Regulatory Authority, Inc. (“FINRA”), and may be subject to limits on exercise under FINRA rules.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities that have been or that may be issued by the Company to the Investor under the Purchase Agreement and the Certificate of Designation are being offered and sold by the Company to the Investor in a transaction that is exempt from the registration requirements of the Securities Act, in reliance on Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. In the Purchase Agreement, the Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). Accordingly, the offer and sale by the Company of the securities that may be issued and sold to the Investor under the Purchase Agreement have not and will not be registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

The securities that have been issued or may be issued by the Company to Boustead under the Boustead Engagement Letter and the Underwriting Agreement are being offered and sold by the Company to Boustead in a transaction that is exempt from the registration requirements of the Securities Act, in reliance on Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D thereunder. Accordingly, the offer and sale by the Company of the securities to Boustead under the Boustead Engagement Letter have not and will not be registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.03 Material Modification to Rights of Security Holders.

On May 24, 2024, the Company filed the Certificate of Designation with the Secretary of State of the State of Nevada to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Series A Preferred Stock. The Certificate of Designation became effective upon filing.

To the extent the Company issues its Series A Preferred Stock, the ability of the Company to declare or pay dividends on shares of its Class B Common Stock, or any shares of other stock of the Company that rank junior to or on parity with the Series A Preferred Stock either as to the payment of dividends and/or as to the distribution of assets upon the liquidation, dissolution or winding up of the Company will be subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series A Preferred Stock.

The terms of the Series A Preferred Stock, including such restrictions, are more fully described in Item 1.01 above, and this description is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Certificate of Designation is incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

As a result of the above described transaction, the Company’s stockholders’ equity is above the $2.5 million requirement under applicable rules of The Nasdaq Stock Market LLC as of the date of this filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series A Convertible Preferred Stock of Asset Entities Inc. filed with the Secretary of State of the State of Nevada on May 24, 2024
4.1	Common Stock Purchase Warrant issued to Boustead Securities, LLC, dated as of May 24, 2024
10.1	Form of Securities Purchase Agreement, dated as of May 24, 2024
10.2	Form of Registration Rights Agreement, dated as of May 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
Name: Arshia Sarkhani
Title: Chief Executive Officer and President

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